LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Offering investors the opportunity for a high level of current income and preservation of capital

KEMPER INCOME AND
CAPITAL PRESERVATION FUND

                         "... Preserving capital was challenging as the Treasury
                             yield curve inverted and the difference in interest
                                       rates between Treasuries and high-quality
                                                    corporate debt widened. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO
FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                    KEMPER INCOME AND           KEMPER INCOME AND        LIPPER CORPORATE DEBT A
KEMPER INCOME AND CAPITAL PRESERVATION FUND     CAPITAL PRESERVATION FUND   CAPITAL PRESERVATION FUND     RATED FUNDS CATEGORY
CLASS A                                                  CLASS B                     CLASS C                    AVERAGE*
-------------------------------------------     -------------------------   -------------------------    -----------------------
0.37                                                      0.09                        0.01                        0.73

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A        $7.85      $8.06
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS B        $7.82      $8.02
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS C        $7.84      $8.05
 .........................................................

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND RANKINGS
 AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CORPORATE DEBT A RATED FUNDS
 CATEGORY

                       CLASS A    CLASS B    CLASS C
 .........................................................
    1-YEAR             #113 of    #139 of    #140 of
                      170 funds  170 funds  170 funds
 .........................................................
    3-YEAR             #95 of     #122 of    #121 of
                      136 funds  136 funds  136 funds
 .........................................................
    5-YEAR             #50 of     #98 of     #94 of
                      111 funds  111 funds  111 funds
 .........................................................
    10-YEAR           #16 of 41     N/A        N/A
                        funds
 .........................................................
    15-YEAR           #12 of 25     N/A        N/A
                        funds
 .........................................................
    20-YEAR           #13 of 21     N/A        N/A
                        funds
 .........................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 2000.

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    SIX-MONTH INCOME:         $0.24     $0.21     $0.21
 ...........................................................
    APRIL DIVIDEND:           $0.04     $0.03     $0.04
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       5.99%     5.19%     5.29%
 ...........................................................
    SEC YIELD:+               6.13%     5.58%     5.69%
 ...........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR INCOME STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF
                           RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE
                           FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A
                           LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S
                           MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER INCOME AND
                           CAPITAL PRESERVATION FUND IN THE
                           INTERMEDIATE-TERM BOND CATEGORY. PLEASE CONSULT
                           THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[ROB CESSINE PHOTO]

ROBERT CESSINE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1993. HE IS A MANAGING DIRECTOR AND HAS SERVED AS LEAD PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND SINCE 1994. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             THE DIFFERENCE IN INTEREST RATES BETWEEN
                             HIGH-QUALITY, LONG-TERM CORPORATE BONDS AND
                             COMPARABLE-MATURITY TREASURY BONDS WIDENED TO OVER 200 BASIS POINTS (2.0 PERCENT). WE HADN'T SEEN SUCH WIDE SPREADS SINCE THE DEPTHS OF THE ASIAN DEBT CRISIS IN AUGUST 1998.


Q     HOW DID THE U.S. BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF FISCAL
YEAR 2000?


A     Preserving capital was challenging as the Treasury yield curve inverted and the difference in interest rates between Treasuries and high-quality corporate debt widened. Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times by a total of 75 basis points (0.75 percent) to 6.0 percent. Between October 31, 1999, and April 30, 2000, yields for five-year Treasuries increased 60 basis points (0.60 percent) while yields for long-term bonds fell 20 basis points (0.20 percent). By April 30, 2000, five-year Treasury notes yielded 6.54 percent, 58 basis points more than 30-year Treasury bonds. Mortgage interest rates for consumers reached their highest level in three years, but housing and related consumer spending remained brisk. Consumer credit rose at an 11.2 percent rate in the first quarter of 2000, the fastest pace since 1995. Many bond market professionals anticipate that, to prevent the economy from overheating, the Fed will raise its interest-rate target beyond 6.50 percent before the November 2000 national elections.



Q     HOW DID THE KEMPER INCOME AND CAPITAL PRESERVATION FUND DO IN THIS
ENVIRONMENT?


A With dividends reinvested, we preserved capital (all classes at net asset value) for the six months ended April 30, 2000. However, because we were underweighted in long-term Treasuries and other government securities such as mortgages compared with our unmanaged benchmark and our peers, we did not do as well as either the Lehman Brothers Aggregate Bond index (which rose 1.42 percent for the period) or the average fund in the Lipper Corporate A Rated Funds category (which rose 0.73 percent). In January, when the corporate bond market fell sharply, we were overweighted in corporate bonds because of their attractive income characteristics and because we had the expectation that U.S. TREASURY YIELDS
Yields on intermediate Treasuries increased substantially between October 31, 1999, and April 30, 2000.
[LINE GRAPH]

                                                                          10/31/99                           4/30/00
                                                                          --------                           -------
3-month                                                                     5.08                               5.81
6-month                                                                     5.27                                6.1
1-year                                                                      5.41                               6.15
2-year                                                                      5.78                               6.67
5-year                                                                      5.94                               6.54
10-year                                                                     6.02                               6.22
30-year                                                                     6.16                               5.96

SOURCE: BLOOMBERG BUSINESS NEWS.

PERFORMANCE UPDATE

corporate bonds would do as well as they did during calendar year 1999. Overall, corporate bonds provided a total return of only 0.11 percent for the six months ended April 30, 2000, as measured by the Lehman Brothers Corporate Bond index, an unmanaged group of private-sector bonds that vary in quality.



Q    WHY DID SHORT-TERM BOND YIELDS RISE WHILE LONG-TERM YIELDS FELL?


A    Since January, normal relationships between bonds of different maturities have been obscured. Usually, 30-year bonds provide more yield than securities maturing in 10 years or less, since they involve more interest-rate risk. However, this past winter, 30-year bonds rallied after the Treasury announced plans to reduce auctions and buy back some long-term bonds from investors. When investors realized that the government's reduction in auctions and buyback program would reduce the supply of 30-year bonds, these securities suddenly became a scarce and more prized commodity.



Q    DID LONG-TERM INVESTMENT-GRADE CORPORATE DEBT RALLY, TOO?


A No. High-quality, long-term corporate bond prices did not rise as much as long-term government debt after the Treasury's announcement. In fact, the difference in interest rates between high-quality, long-term corporate bonds and comparable-maturity Treasury bonds widened to over 200 basis points (2.0 percent). We hadn't seen such wide spreads since the depths of the Asian debt crisis in August 1998. Normally, high-quality, long-term corporate bonds yield 125 to 150 basis points more than comparable-maturity Treasuries.

  As spreads grew larger, we upgraded the average quality of the fund's corporate bond portfolio from A+ to AA and maintained a neutral duration position with respect to our benchmark and our peers. We were mindful of the fact that the Fed was on the move, and we sought to maximize the fund's flexibility to respond to dynamic market conditions without taking undue risk.



Q    IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE RETURN FROM INVESTMENT-GRADE BONDS?


A A 100-basis-point increase in interest rates, a development that historically has taken at least several months to occur, generally results in a price decline of approximately 7 percent for a bond or fixed-income mutual fund that has an average maturity of 10 years. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk. For the first half of fiscal year 2000, the fund's results were fully in line with market conditions.



Q    WHAT'S YOUR OUTLOOK FOR KEMPER INCOME AND CAPITAL PRESERVATION FUND FOR
THE MONTHS AHEAD?

A A dual dynamic of the Fed's attempting to keep inflation in check and an overall reduction in bond supply may dictate what happens this year. We could easily see another 75 basis points in rate hikes, especially given that the government's March consumer price data showed that inflation was running at its worst pace in five years. Over the past several years, even small whiffs of inflation from one or two government statistics that deviate from analysts' expectations have caused equity and bond prices to rise or fall substantially in a single day. We believe these overreactions should eventually subside. For that to happen, however, we believe that U.S. economic growth will have to slow from its current rapid pace (7.3 percent as measured by Gross Domestic Product).

  Given the current environment, we intend to remain somewhat defensive. We are comfortable that this positioning can allow us to take advantage of increases in income potential consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of an overall equity portfolio, we think the fund could be an attractive alternative.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DURATION The interest-rate sensitivity of a fixed-income investment or portfolio, measured in years. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts as a useful gauge when measuring the strength of an economy, especially when comparing different time periods.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                      ON 4/30/00              ON 10/31/99
    TREASURY BONDS AND NOTES              12%                      23%
 ................................................................................
    MORTGAGES                             14                       14
 ................................................................................
    FOREIGN BONDS                          3                        3
 ................................................................................
    CORPORATE BONDS                       55                       60
 ................................................................................
    CASH AND EQUIVALENTS                  16                       --
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                      ON 4/30/00              ON 10/31/99
    1-10 YEARS                             80%                     70%
 ................................................................................
    11-20 YEARS                             6                      12
 ................................................................................
    21+ YEARS                              14                      18
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                      ON 4/30/00              ON 10/31/99
    AVERAGE MATURITY                  8.9 years                8.7 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME & CAPITAL PRESERVATION FUND
Portfolio of Investments at April 30, 2000 (Unaudited)

    REPURCHASE AGREEMENTS--0.2%                                                        PRINCIPAL AMOUNT      VALUE
                                              State Street Bank and Trust Company,
                                                5.680%, to be repurchased at $725,114
                                                on 05/01/2000 (a)                         $  725,000      $    725,000
                                              ----------------------------------------------------------------------------
    COMMERCIAL PAPER--16.1%
                                              Bellsouth Telecommunications Corp.,
                                                6.000%, 05/08/2000                         7,000,000         6,991,833
                                              Conagra, Inc.:
                                                6.130%, 05/02/2000                         4,500,000         4,499,234
                                                6.150%, 05/10/2000                         5,000,000         4,992,312
                                              Countrywide Home Loans Corp., 6.080%,
                                                05/09/2000                                 8,000,000         7,989,191
                                              Dow Chemical Co., 6.000%, 05/04/2000         5,500,000         5,497,250
                                              Enron Corp.:
                                                6.130%, 05/11/2000                         4,500,000         4,492,338
                                                6.150%, 05/12/2000                         5,000,000         4,990,604
                                              Florida Power & Light Co., 6.010%,
                                                05/01/2000                                 6,000,000         6,000,000
                                              IBM Credit Corp., 5.990%, 05/01/2000         6,500,000         6,500,000
                                              Pitney Bowes Credit Corp., 6.030%,
                                                05/30/2000                                 8,000,000         7,961,140
                                              Renaissance Energy, 6.220%, 05/03/2000       3,000,000         2,998,963
                                              Xerox Capital Corp., 6.070%, 05/05/2000      5,000,000         4,996,628
                                              ----------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER
                                              (Cost $67,909,493)                                            67,909,493
                                              ----------------------------------------------------------------------------
    U.S. GOVERNMENT & AGENCIES--24.2%
                                              Federal National Mortgage Association:
                                                5.750%, 02/15/2008                         7,750,000         7,037,930
                                                6.000%, 05/15/2008                        15,250,000        14,044,335
                                              Federal National Mortgage Association:
                                                6.500% with various maturities to
                                                05/01/2027                                 4,086,354         3,822,018
                                                6.000% with various maturities to
                                                04/01/2029                                18,386,038        16,645,064
                                                7.000% with various maturities to
                                                08/01/2029                                10,247,793         9,881,884
                                              U.S. Treasury Bond:
                                                5.250%, 02/15/2029                         9,500,000         8,345,180
                                                6.125%, 08/15/2029                        28,400,000        28,466,456
                                                6.250%, 05/15/2030                        12,850,000        13,355,905
                                              ----------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT & AGENCIES
                                              (Cost $104,013,074)                                          101,598,772
                                              ----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATIONS--1.6%                                    PRINCIPAL AMOUNT      VALUE
                                              Government National Mortgage
                                                Association Pass-thru 7.000% with
                                                various maturities to 04/15/2029          $4,093,058      $  3,937,010
                                              Government National Mortgage
                                                Association Pass-thru 7.500% with
                                                various maturities to 09/15/2028           2,968,044         2,919,036
                                              ----------------------------------------------------------------------------
                                              TOTAL GOVERNMENT NATIONAL
                                              MORTGAGE ASSOCIATIONS
                                              (Cost $7,230,216)                                              6,856,046
                                              ----------------------------------------------------------------------------
    FOREIGN BONDS--U.S. $ DENOMINATED--3.0%
                                              Province of Quebec, 8.625%, 01/19/2005       7,500,000         7,818,150
                                              Repsol International Finance, 7.000%,
                                                08/01/2005                                 5,000,000         4,716,300
                                              ----------------------------------------------------------------------------
                                              TOTAL FOREIGN BONDS
                                              (Cost $13,239,161)                                            12,534,450
                                              ----------------------------------------------------------------------------
    CORPORATE BONDS--54.9%

    CONSUMER DISCRETIONARY--6.5%
                                              Federated Department Stores, Inc.,
                                                8.500%, 06/15/2003                         4,500,000         4,567,950
                                              May Department Stores Co., 6.875%,
                                                11/01/2005                                 4,950,000         4,794,273
                                              Park Place Entertainment, Inc., 9.375%,
                                                02/15/2007                                 3,150,000         3,118,500
                                              Royal Caribbean Cruises, Ltd., 8.250%,
                                                04/01/2005                                 7,480,000         7,159,707
                                              Target Corp., 7.500%, 02/15/2005             5,000,000         5,021,900
                                              Tricon Global Restaurants, 7.650%,
                                                05/15/2008                                 2,900,000         2,577,723
                                              ----------------------------------------------------------------------------
                                                                                                            27,240,053
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--1.5%
                                              Bass America Inc., 6.625%, 03/01/2003        1,800,000         1,754,352
                                              Safeway Inc., 7.250%, 09/15/2004             4,500,000         4,398,930
                                              ----------------------------------------------------------------------------
                                                                                                             6,153,282
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.1%
                                              Metromedia Fiber Network, Inc.,
                                                10.000%, 12/15/2009                        2,250,000         2,154,375
                                              Nextel Communications, Inc., 9.375%,
                                                11/15/2009                                 3,000,000         2,857,500
                                              Qwest Communications International,
                                                7.500%, 11/01/2008                         2,450,000         2,328,970
                                              Sprint Capital Corp., 6.125%,
                                                11/15/2008                                 1,500,000         1,330,005
                                              ----------------------------------------------------------------------------
                                                                                                             8,670,850
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--21.4%
                                              ABN AMRO, 8.250%, 08/01/2009                 7,000,000         6,924,120
                                              Associates Corp of North America,
                                                6.210%, 02/22/2002                         9,000,000         8,997,654
                                              Chase Manhattan Corp., 5.750%,
                                                04/15/2004                                 5,000,000         4,686,400
                                              Crestar Financial Corp., 8.750%,
                                                11/15/2004                                 5,000,000         5,177,250
                                              Den Danske Bank, 6.375%, 06/15/2008          8,250,000         7,817,123
                                              Firstar Bank, 7.125%, 12/01/2009             4,300,000         4,059,329
                                              Fleet Boston Corp, 6.375%, 04/15/2008        2,550,000         2,312,161
                                              Ford Motor Credit Co., 7.375%,
                                                10/28/2009                                 3,250,000         3,149,250
                                              General Electric Capital Corp., 7.000%,
                                                02/03/2003                                 5,000,000         4,971,750

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE
                                              General Motors Acceptance Corp.:
                                                6.150%, 04/05/2007                        $1,750,000      $  1,585,325
                                                7.750%, 01/19/2010                         1,325,000         1,308,530
                                              Goldman Sachs Group, Inc., 7.800%,
                                                01/28/2010                                 3,200,000         3,164,800
                                              Kansallis Osake Bank, 10.000%,
                                                05/01/2002                                 5,000,000         5,205,800
                                              Merrill Lynch & Co., Inc., 6.000%,
                                                02/17/2009                                 1,200,000         1,058,064
                                              National Westminster Bank PLC, 7.375%,
                                                10/01/2009                                 4,450,000         4,253,666
                                              PNC Funding Corp., 7.000%, 09/01/2004        2,900,000         2,809,143
                                              Prudential Funding Corp, 6.190%,
                                                02/15/2002                                 9,000,000         8,980,200
                                              Scotland International, 8.800%,
                                                01/27/2004                                 2,850,000         2,949,750
                                              Svenska Handelsbanken, 7.125%,
                                                03/29/2049                                 3,950,000         3,648,576
                                              Wells Fargo & Co.:
                                                8.750%, 05/01/2002                         5,000,000         5,124,050
                                                6.875%, 04/01/2006                         2,350,000         2,226,743
                                              ----------------------------------------------------------------------------
                                                                                                            90,409,684
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--11.3%
                                              British Sky Broadcasting Group PLC,
                                                6.875%, 02/23/2009                         5,200,000         4,602,468
                                              Cablevision Systems Corp., 7.875%,
                                                12/15/2007                                 8,000,000         7,600,000
                                              Charter Communication Holdings LLC,
                                                8.250%, 04/01/2007                         4,250,000         3,782,500
                                              Comcast Cable Communications, 8.500%,
                                                05/01/2027                                 2,400,000         2,435,760
                                              Liberty Media Group, 7.875%, 07/15/2009      3,400,000         3,228,096
                                              News America Holdings, Inc., 9.250%,
                                                02/01/2013                                 4,100,000         4,326,525
                                              Tele-Communications, Inc., 9.800%,
                                                02/01/2012                                12,500,000        14,469,750
                                              Time Warner, Inc.:
                                                10.150%, 05/01/2012                        3,000,000         3,433,590
                                                9.125%, 01/15/2013                         3,650,000         3,926,195
                                              ----------------------------------------------------------------------------
                                                                                                            47,804,884
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.8%
                                              Daimler-Benz NA Holdings, 7.375%,
                                                09/15/2006                                 4,250,000         4,097,637
                                              Lear Corp, 7.960%, 05/15/2005                8,250,000         7,783,050
                                              ----------------------------------------------------------------------------
                                                                                                            11,880,687
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.3%
                                              Petroleum Geo-Services, 7.500%,
                                                03/31/2007                                 7,500,000         7,101,675
                                              Pioneer Natural Resources Co.: 6.500%,
                                                01/15/2008                                 1,750,000         1,504,895
                                                9.625%, 04/01/2010                         2,900,000         2,929,000
                                              Williams Gas Pipeline Center, 7.375%,
                                                11/15/2006                                 2,525,000         2,434,630
                                              ----------------------------------------------------------------------------
                                                                                                            13,970,200

    TRANSPORTATION--1.1%
                                              Delta Air Lines:
                                                9.320%, 01/02/2009                         3,347,620         3,456,384
                                                7.900%, 12/15/2009                         1,350,000         1,262,115
                                              ----------------------------------------------------------------------------
                                                                                                             4,718,499

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL AMOUNT      VALUE

    UTILITIES--4.9%
                                              Alabama Power Co., 7.125%, 08/15/2004       $3,500,000      $  3,422,440
                                              Cincinnati Bell, Inc., 6.300%,
                                                12/01/2028                                 3,700,000         2,571,315
                                              Cleveland Electric Illumination Co.,
                                                7.670%, 07/01/2004                         5,900,000         5,811,500
                                              Detroit Edison Co., 7.500%, 02/01/2005       4,300,000         4,199,122
                                              Niagara Mohawk Power Corp., 6.625%,
                                                07/01/2005                                 4,750,000         4,394,510
                                              ----------------------------------------------------------------------------
                                                                                                            20,398,887
                                              ----------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $240,747,043)                                          231,247,026
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%
                                              (Cost $433,863,987) (b)                                     $420,870,787
                                              ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $433,863,987. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $12,993,200. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,009,090 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,002,290.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2000 (Unaudited)

ASSETS
Investments, at value (cost $433,863,987)                       $420,870,787
----------------------------------------------------------------------------
Cash                                                                     704
----------------------------------------------------------------------------
Receivable for investments sold                                    4,545,673
----------------------------------------------------------------------------
Interest receivable                                                6,966,678
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      274,445
----------------------------------------------------------------------------
Receivable for daily variation margin on open futures
  contracts                                                            1,500
----------------------------------------------------------------------------
Other assets                                                              24
----------------------------------------------------------------------------
TOTAL ASSETS                                                     432,659,811
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  2,989,110
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     924,680
----------------------------------------------------------------------------
Accrued management fee                                               194,882
----------------------------------------------------------------------------
Accrued distribution services fee                                     73,109
----------------------------------------------------------------------------
Accrued administrative services fee                                   52,074
----------------------------------------------------------------------------
Other accrued expenses                                               315,812
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  4,549,667
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $428,110,144
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $  1,794,036
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                     (12,993,200)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (45,818,787)
----------------------------------------------------------------------------
Paid-in capital                                                  485,128,095
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $428,110,144
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($317,783,492 / 40,486,921 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                   $7.85
----------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.85)                $8.22
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($84,982,799 /
  10,872,064 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.82
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($19,358,988 /
  2,468,669 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.84
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($5,984,865 /
  762,728 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.85
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

INVESTMENT INCOME
Interest                                                        $ 17,391,449
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,229,610
----------------------------------------------------------------------------
Services to shareholders                                             505,659
----------------------------------------------------------------------------
Custodian fees                                                        10,663
----------------------------------------------------------------------------
Distribution services fees                                           419,474
----------------------------------------------------------------------------
Administrative services fees                                         510,647
----------------------------------------------------------------------------
Auditing                                                              18,382
----------------------------------------------------------------------------
Legal                                                                  3,640
----------------------------------------------------------------------------
Trustees' fees and expenses                                           14,924
----------------------------------------------------------------------------
Reports to shareholders                                               79,504
----------------------------------------------------------------------------
Registration fees                                                     30,464
----------------------------------------------------------------------------
Other                                                                  8,529
----------------------------------------------------------------------------
Total expenses, before expense reductions                          2,831,496
----------------------------------------------------------------------------
Expense reductions                                                   (18,075)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           2,813,421
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      14,578,028
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (26,779,337)
----------------------------------------------------------------------------
Futures                                                              309,158
----------------------------------------------------------------------------
                                                                 (26,470,179)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       13,060,800
----------------------------------------------------------------------------
Futures                                                                8,000
----------------------------------------------------------------------------
                                                                  13,068,800
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (13,401,379)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  1,176,649
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                                 SIX MONTHS                  YEAR
                                                                    ENDED                    ENDED
                                                                  APRIL 30,               OCTOBER 31,
                                                                -------------            -------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                  $  14,578,028               37,236,943
------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (26,470,179)             (11,349,608)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) during the
  period on investment transactions                                13,068,800              (39,633,000)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          1,176,649              (13,745,665)
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income:
  Class A                                                         (10,315,938)             (29,322,003)
------------------------------------------------------------------------------------------------------
  Class B                                                          (2,410,152)              (5,576,571)
------------------------------------------------------------------------------------------------------
  Class C                                                            (517,199)                (976,857)
------------------------------------------------------------------------------------------------------
  Class I                                                            (196,646)                (461,927)
------------------------------------------------------------------------------------------------------
                                                                  (13,439,935)             (36,337,358)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          37,878,780              196,781,096
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       9,218,367               21,437,089
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (102,915,050)            (366,000,827)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (55,817,905)            (147,782,642)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 (68,081,191)            (197,865,665)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 496,191,335              694,057,000
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,794,036 and $655,943, respectively)     $ 428,110,144              496,191,335
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                   CLASS A
                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                         YEARS ENDED OCTOBER 31,
                                                 -----------      -----------------------------------------------------------
                                                   2000            1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $8.06           8.67         8.54         8.46         8.62         7.91
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .26(a)         .51(a)       .53          .57          .58          .61
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (.23)          (.63)         .14          .08         (.15)         .72
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .03           (.12)         .67          .65          .43         1.33
-----------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                                (.24)          (.49)        (.54)        (.57)        (.59)        (.62)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.85           8.06         8.67         8.54         8.46         8.62
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  .37*         (1.45)        8.13         8.00         5.17        17.47
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         317,783        371,363      563,571      514,558      484,005      535,786
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.03**         1.08         1.01          .97          .96          .90
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                   1.03**         1.07         1.01          .97          .96          .90
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             6.50**         6.05         6.17         6.75         6.90         7.31
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            170**          108          121          164           74          182
-----------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                         YEARS ENDED OCTOBER 31,
                                                 -----------      -----------------------------------------------------------
                                                   2000            1999         1998         1997         1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                   $8.02           8.64         8.51         8.43         8.59         7.90
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .22(a)         .43(a)       .46          .49          .50          .51
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                               (.21)          (.63)         .14          .08         (.15)         .72
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .01           (.20)         .60          .57          .35         1.23
-----------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                                (.21)          (.42)        (.47)        (.49)        (.51)        (.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $7.82           8.02         8.64         8.51         8.43         8.59
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  .09*         (2.37)        7.20         6.99         4.20        16.12
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)          54,983         97,975      106,171       83,295       76,437       97,425
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                   1.85**         1.93         1.88         1.90         1.93         1.81
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                   1.85**         1.92         1.88         1.90         1.93         1.81
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             5.69**         5.20         5.30         5.82         5.93         6.40
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            170**          108          121          164           74          182
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED
                                                  APRIL 30,                     YEARS ENDED OCTOBER 31,
                                                 -----------      ---------------------------------------------------
                                                   2000            1999        1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $8.05           8.66        8.53       8.45       8.61       7.90
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .23(a)         .44(a)      .46        .49        .50        .53
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.23)          (.62)        .14        .08       (.15)       .72
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       --           (.18)        .60        .57        .35       1.25
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income         (.21)          (.43)       (.47)      (.49)      (.51)      (.54)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $7.84           8.05        8.66       8.53       8.45       8.61
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                 .01*         (2.19)       7.20       7.03       4.23      16.45
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         19,359         19,875      16,759      9,083      5,611      4,860
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.75**         1.82        1.86       1.86       1.90       1.78
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.75**         1.82        1.86       1.86       1.90       1.78
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            5.78**         5.30        5.32       5.86       5.96       6.43
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           170**          108         121        164         74        182
---------------------------------------------------------------------------------------------------------------------

                                                                              CLASS I
                                              (UNAUDITED)
                                              SIX MONTHS
                                                 ENDED
                                               APRIL 30,              YEARS ENDED OCTOBER 31,               JULY 3 TO
                                              -----------      --------------------------------------      OCTOBER 31,
                                                2000           1999       1998       1997       1996         1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $8.05          8.67       8.53       8.45       8.61          8.52
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       .27(a)        .53(a)     .56        .59        .60           .19
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)           (.22)         (.63)       .15        .08       (.15)          .12
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .05          (.10)       .71        .67        .45           .31
----------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income      (.25)         (.52)      (.57)      (.59)      (.61)         (.22)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $7.85          8.05       8.67       8.53       8.45          8.61
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                              .68*        (1.23)      8.62       8.26       5.45          3.65*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       5,985         6,578      7,556      6,534      6,945        11,356
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                               0.68**         .71        .66        .70        .72           .62**
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                               0.68**         .71        .66        .70        .72           .62**
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         6.85**        6.41       6.52       7.02       7.14          6.87**
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        170**         108        121        164         74           182**
----------------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Income and Capital Preservation Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain

NOTES TO FINANCIAL STATEMENTS

                             percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carry forward of approximately $19,357,000 which may be applied against any realized net capital taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($5,031,000), October 31, 2003
                             ($2,953,000) and October 31, 2007 ($10,327,000),
                             the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250 million of average daily net assets declining to 0.40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,229,610 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $12,581.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $576,513.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended April 30, 2000 are $510,647, and of which $613 was paid to KDI affiliates.

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $363,948 for the six months ended April 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $14,924 to independent trustees.

--------------------------------------------------------------------------------


3    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2000, investment
                             transactions (excluding short term instruments) are as follows:

                             Purchases                              $366,914,535

                             Proceeds from sales                     489,780,979

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       (UNAUDITED)
                                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                                      APRIL 30, 2000                OCTOBER 31, 1999
                                                                --------------------------    ----------------------------
                                                                  SHARES         AMOUNT         SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                  2,500,953    $ 20,013,210     14,580,650    $ 123,394,538
                                       -----------------------------------------------------------------------------------
                                        Class B                  1,473,193      11,743,298      6,762,575       56,993,635
                                       -----------------------------------------------------------------------------------
                                        Class C                    729,815       5,806,616      1,762,084       14,749,871
                                       -----------------------------------------------------------------------------------
                                        Class I                     39,719         315,656        193,427        1,643,052
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    868,661       6,901,273      1,938,830       16,192,394
                                       -----------------------------------------------------------------------------------
                                        Class B                    221,358       1,752,140        501,483        4,172,048
                                       -----------------------------------------------------------------------------------
                                        Class C                     46,411         368,309         73,482          610,689
                                       -----------------------------------------------------------------------------------
                                        Class I                     24,758         196,645         55,338          461,958
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (9,139,887)    (72,719,326)   (36,036,959)    (297,469,860)
                                       -----------------------------------------------------------------------------------
                                        Class B                 (2,917,496)    (23,081,236)    (6,664,185)     (55,199,247)
                                       -----------------------------------------------------------------------------------
                                        Class C                   (776,989)     (6,172,804)    (1,300,801)     (10,803,243)
                                       -----------------------------------------------------------------------------------
                                        Class I                   (118,417)       (941,684)      (303,829)      (2,528,477)
                                       -----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    114,378         909,594        673,550        5,696,942
                                       -----------------------------------------------------------------------------------
                                        Class B                   (114,878)       (909,594)      (676,190)      (5,696,942)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(55,817,905)                  $(147,782,642)
                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $2,826 and $15,249, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
LINDA C. COUGLIN
Trustee                           JOHN R. HEBBLE
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ROBERT C. CESSINE
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           MAUREEN E. KANE
                                  Assistant Secretary
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
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Kemper Income Funds prospectus.
KICPF - 3(6/25/00) 1114170
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)